CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS
Revenue	$ 177,933
Cost of sales	125,080
Earnings from mine operations	52,853
Corporate administrative costs	18,816	$ 13,953
Operating earnings (loss)	34,037	(13,953)
Interest and finance (expense) income	(30,128)	909
Foreign exchange gain	667	1,720
Loss on financial instruments at fair value	(26,430)	(69,668)
Loss before taxes	(21,854)	(80,992)
Current income tax expense	(1,621)
Deferred income tax recovery	7,022	19,780
Net loss for the year	(16,453)	(61,212)
Other comprehensive earnings (loss), net of tax
Foreign currency translation adjustments		20,591
Comprehensive loss for the year	$ (16,453)	$ (40,621)
Basic and diluted loss per common share	$ (0.09)	$ (0.35)
Weighted average number of common shares outstanding	181,208,295	172,805,201